UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2015

BANCORP OF NEW JERSEY, INC.

(Exact name of registrant as specified in its charter)

NEW JERSEY (State or other jurisdiction of incorporation)	001-34089 (Commission File Number)	20-8444387 (I.R.S. Employer Identification No.)

1365 Palisade Ave, Fort Lee, New Jersey 07024

(Address of principal executive offices) (Zip code)

(201) 944-8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02                                           Results of Operations and Financial Condition.

On October 30, 2015, Bancorp of New Jersey, Inc. issued a press release reporting its financial results for the fiscal period ended September 30, 2015.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

99.1	Press release dated October 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORP OF NEW JERSEY, INC.

Date: November 3, 2015	By:	Michael Lesler
Michael Lesler
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 30, 2015.